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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                             ----------------------

                        Date of Report (Date of earliest
                        event reported) December 16, 1999

                           Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)

 New Jersey                         333-23519                    22-3477425
 (State of                   (Commission File Number)          (IRS Employer
incorporation)                                               Identification No.)

5 Henderson Drive, West Caldwell, New Jersey              07006
(Address of principal executive offices)              (Zip Code)

                                 (973) 882-7000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

                  On December 16, 1999, the Board of Directors of Vestcom International, Inc., a New Jersey corporation (the "Company"), declared a dividend of one right (a "Right") for each outstanding share of common stock, par value $.01 per share ("Common Stock"), of the Company held of record at the close of business on December 28, 1999 (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of December 16, 1999 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Participating Preferred Stock, no par value ("Participating Preferred Stock"), for $27.00 (the "Exercise Price"), subject to adjustment.

                  The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, referred to as the "Separation Time") (i) the tenth business day after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person becoming an Acquiring Person, as defined below, and (ii) the date (the "Flip-in Date") on which a public announcement is made by the Company or any Person that a Person has become an Acquiring Person (the date of such public announcement being, the "Stock Acquisition Date"); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 10% or more of the outstanding shares of Common Stock, which term shall not include
(i) a Person who is the Beneficial Owner of 10% or more of the outstanding shares of Common Stock on the date of the Rights Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding shares of Common Stock solely as a result of a purchase by the Company of shares of its Common Stock, until such time thereafter as any of such Persons shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of additional shares of Common Stock (other than shares of Common Stock acquired upon the exercise of stock options granted to such Persons as employees, officers or directors of the Company or any of its Subsidiaries) constituting two percent (2%) or more of the then outstanding shares of Common Stock, (ii) who becomes the Beneficial Owner of 10% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if, upon notice by the Company, such Person promptly enters into an irrevocable commitment with the Company to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or


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exercisable for Common Stock) so that such Person ceases to be the Beneficial
Owner of the greater of (x) 10% of the outstanding shares of Common Stock or (y) the percentage of the outstanding Common Stock Beneficially Owned by such Person on the date hereof or (iii) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an "Option Holder") by the Company in connection with an agreement to merge with, or acquire, the Company that is (x) approved by the Board at a time (I) when there are Independent Directors (as defined in the Rights Agreement) then in office and such agreement is approved by a majority of the Independent Directors then in office or (II) when (X) there are no Independent Directors then in office, (Y) there are Continuing Directors (as defined in the Rights Agreement) then in office and (Z) such agreement is approved by a majority of the Continuing Directors then in office, and (y) entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than one percent (1%) of the outstanding shares of Common Stock. In addition, the Company, any wholly-owned Subsidiary of the Company, any employee stock ownership or other employee benefit plan of the Company or of a wholly-owned Subsidiary of the Company and any Person or entity organized, appointed or established by the Company or by a wholly-owned Subsidiary of the Company for or pursuant to the terms of any such benefit plan will not constitute an Acquiring Person.

                  The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

                  The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on December 28, 2009, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement that is (x) approved by the Board at a time
(I) when there are Independent Directors then in office and such agreement is approved by a majority of the Independent Directors then in office or (II) when
(X) there are no Independent Directors then in office, (Y) there are Continuing Directors then in office and (Z) such agreement is approved by a majority of the Continuing Directors then in office, and (y) entered into prior to a Stock Acquisition Date (in any such case, the "Expiration Time").

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                  The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

                  In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

                  Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

                  In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate thereof or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are Affiliates or Associates or are otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (each of (i) and (ii) being referred to as a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in


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such Flip-over Transaction or Event or the parent corporation thereof (the
"Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

                  The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) of the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held. In the event that such election is made by the Board other than in connection or contemporaneously with any Business Combination (as defined in the Rights Agreement), such election shall only be made if there are one or more Continuing Directors on the Board and such election is approved by a majority of the Continuing Directors then in office and (ii) in the event that such election is made by the Board in connection or contemporaneously with a Business Combination, such election shall only be made
(i) if such election is approved by a majority of the Independent Directors then in office, if any Independent Directors are then in office, or (ii) if (a) there are no Independent Directors then in office, (b) there are Continuing Directors then in office and (c) such election is approved by a majority of the Continuing Directors then in office.

                  The Company and the Rights Agent may from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights (i) at any time, to cure any ambiguity, (ii) prior to the Flip-in Date, in any other respect, and (iii) on or after the Flip-in Date, (A) to correct or supplement any provision contained in the Rights Agreement which may be inconsistent with any other provisions therein or otherwise defective or (B) to change or supplement the provisions of the Rights Agreement in any manner which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however,
(x) in the event that any such amendment or supplement described in clauses (ii) and (iii) above is made by the Board other than in connection or contemporaneously with any Business Combination, such amendment or supplement shall only be made if there are one or more Continuing Directors on the Board and such amendment or supplement is approved by a majority of the Continuing Directors then in office and (y) in the event that any such amendment or supplement described in clauses (ii) and (iii) above is made by the Board in


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connection or contemporaneously with a Business Combination, such amendment or supplement shall only be made (I) if such amendment or supplement is approved by a majority of the Independent Directors then in office, if any Independent Directors are then in office, or (II) if (X) there are no Independent Directors then in office, (Y) there are Continuing Directors then in office and (Z) such amendment or supplement is approved by a majority of the Continuing Directors then in office.

                  The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

                  The Rights may cause substantial dilution to a person or group that acquires 10% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the Flip-in Date, before the consummation of such transaction.

                  As of December 16, 1999, there were 20,000,000 shares of Common Stock authorized, of which 9,056,806 shares were issued and outstanding and 1,318,000 shares were reserved for issuance pursuant to employee benefit plans and convertible securities. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

                  The Rights Agreement (which includes, as Exhibit A, a description of the terms of the Participating Preferred Stock and, as Exhibit B, the forms of Rights Certificate and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

                  The Board of Directors of the Company has also adopted certain amendments to the Company's By-laws. The By-laws have been amended to provide that special meetings of the Company's shareholders may only be called by the Chairman of the Board, the President or by a majority of the Board of Directors. In addition, concurrent with the adoption of the Rights Agreement, the Board amended the By-laws to establish (a) advance notification requirements applicable to shareholder proposals and director nominations to be made at annual and special meetings of shareholders and (b) specific procedures regarding consent solicitations by shareholders. A copy of the Company's amended and restated By-laws is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of amendments to the Company's By-laws is qualified in its entirety by reference to the Company's Amended and Restated By-laws.

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Item 7. Exhibits.

     4.1 Rights Agreement, which includes, as Exhibit A, a description of the terms of the Company's Participating Preferred Stock and, as Exhibit B, the forms of Rights Certificate and Election to Exercise

     4.2    Amended and Restated By-laws

     99.1   Press release, dated December 16, 1999, issued by the Company


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VESTCOM INTERNATIONAL, INC.

                                         By: /s/ Joel Cartun
                                             ---------------------------------
                                             Name: Joel Cartun

                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

Date:  December 16, 1999


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                                  EXHIBIT INDEX

     Exhibit No.           Description
     -----------           -----------

         4.1 Shareholder Protection Rights Agreement, dated as of December 16, 1999 (the "Rights Agreement"), between Vestcom International, Inc. (the "Company") and American Stock Transfer & Trust Company, as Rights Agent, including, as Exhibit A, a description of the terms of the Participating Preferred Stock and, as Exhibit B, the forms of Rights Certificate and Election to Exercise

         4.2               Amended and Restated By-laws

         99.1 Press release, dated December 16, 1999, issued by the Company




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